                                                                  EXHIBIT 10.43


                                                               EXECUTED VERSION

        CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.





                       PREFERRED STOCK PURCHASE AGREEMENT


        THIS PREFERRED STOCK PURCHASE AGREEMENT (this "Agreement") is made on the 7th day of August, 2002, by and among INSITE VISION INCORPORATED, a Delaware corporation (the "Company"), and BAUSCH & LOMB INCORPORATED, a New York corporation (the "Investor").

        WHEREAS, the Company and Investor have entered into the ISV-403 Technology License Agreement of even date herewith (the "License Agreement"), and as a condition to such License Agreement, the Company and Investor have agreed to enter into this Agreement;

        THE PARTIES HEREBY AGREE AS FOLLOWS:

1.      Purchase and Sale of Stock.

        1.1. Sale and Issuance of Series A-1 Preferred Stock.

                (a) The Company shall adopt and file with the Secretary of State of Delaware on or before the Initial Closing (as defined below) the Certificate of Designations, Preferences and Rights in the form attached hereto as Exhibit 1.1 (the "Certificate of Designations").

                (b) Subject to the terms and conditions of this Agreement, Investor agrees to purchase and the Company agrees to sell and issue to Investor up to Fifteen Thousand (15,000) shares of the Company's non-voting Series A-1 Preferred Stock with limited convertibility for the purchase price of One Thousand and 00/100 Dollars ($1,000) per share, to be purchased at up to nine separate closings, as set forth herein.

        1.2. Closing. The initial purchase and sale of Two Thousand (2,000) shares of the non-voting Series A-1 Preferred Stock for consideration totaling Two Million and 00/100 Dollars ($2,000,000) (the "Initial Closing") shall take place at the offices of the Company at such time following the satisfaction of the conditions set forth in Section 8.11 hereof as the Company and Investor mutually agree. Subsequent purchases and sales of the non-voting Series A-1 Preferred Stock (the "Subsequent Closings") shall take place at such time and place as shall be agreed to by the parties, within thirty (30) days after satisfaction of the conditions for each respective Subsequent Closing identified on Exhibit 1.2 hereto and assuming satisfaction of all other conditions to each such Subsequent Closing, as set forth herein. The Initial Closing and each of the Subsequent Closings are referred to herein as a "Closing". At each Closing the Company shall deliver to Investor a certificate representing the non-voting Series A-1 Preferred Stock that Investor is purchasing against payment of the purchase price therefor as such number of shares and purchase price is stated on
Exhibit 1.2 hereto, by check or wire transfer.

2. Representations and Warranties of the Company. The Company hereby represents, warrants and covenants to Investor that as of the Initial Closing, except as set forth on the Schedule of Exceptions (the "Schedule of Exceptions") furnished to Investor prior to execution hereof and attached hereto as Exhibit 2 and except as disclosed in the Filings (as defined in Section 2.21 herein), which exceptions shall be deemed to be representations and warranties as if made hereunder:

        2.1. Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify could materially or adversely effect the operations or condition, financial or otherwise, of the Company.

        2.2. Capitalization and Voting Rights. The authorized capital of the Company consists, or will consist immediately prior to the Closing, of:

                (a) Preferred Stock. Five Million (5,000,000) shares of Preferred Stock, par value $0.01 per share (the "Preferred Stock"), Fifteen Thousand (15,000) shares of which are designated Series A-1 Preferred Stock (the "Series A-1 Preferred"), none of which are issued and outstanding and up to all of such Fifteen Thousand (15,000) shares of which may be sold pursuant to this Agreement and Seven Thousand Seventy (7,070) shares of which are designated Series A Convertible Preferred Stock none of which are issued and outstanding. The rights, privileges and preferences of the Series A-1 Preferred will be as stated in the Certificate of Designations.

                (b) Common Stock. Sixty Million (60,000,000) shares of common stock, par value $0.01 per share ("Common Stock"), of which Twenty Four Million Nine Hundred Fifty Eight Thousand Twenty Eight (24,958,028) are issued and outstanding.

        2.3. Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the License Agreement, the performance of all obligations of the Company hereunder and under the License Agreement, and the authorization (or reservation for issuance), sale and issuance of the Series A-1 Preferred Stock being sold hereunder and the Common Stock issuable upon conversion of the Series A-1 Preferred Stock has been taken or will be taken prior to the Closing. This Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

        2.4. Valid Issuance of Preferred and Common Stock. The Series A-1 Preferred Stock that is being purchased by the Investor hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and will be free of restrictions on transfer, other than restrictions on transfer under this Agreement, the Certificate of Designations and under applicable state and federal securities laws. The Common Stock issuable upon the limited conversion rights of the Series A-1 Preferred Stock purchased under this Agreement (the "Conversion Shares") has been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Company's Amended and Restated Certificate of Incorporation, as amended, (the "Certificate of Incorporation) and the Certificate of Designations, will be duly and validly issued, fully paid and nonassessable and will be free of restrictions on transfer, other than restrictions on transfer under this Agreement and under applicable state and federal securities laws.

        2.5. Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for such filings as are required pursuant to applicable federal and state securities laws and blue sky laws, which filings will be effected within the statutory period.

        2.6. Offering. Subject in part to the truth and accuracy of the Investor's representations set forth in Section 3 of this Agreement, the offer, sale and issuance of the Series A-1 Preferred Stock as contemplated by this Agreement are exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), and the qualification or registration requirements of the Law or other applicable blue sky laws.

        2.7. Litigation. There is no action, suit, proceeding or investigation pending, or to the Company's knowledge, currently threatened against the Company that questions the validity of this Agreement or the right of the Company to enter into such agreement or to consummate the transactions contemplated hereby, or that might result, either individually or in the aggregate, in any material adverse changes on the operations or condition, financially or otherwise, or any change in the current equity ownership, of the Company. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or that the Company intends to initiate.

        2.8. Compliance with Other Instruments. The Company is not in violation of any provision of its Certificate of Incorporation, as amended, or Bylaws nor, to its knowledge, in any material respect, of any instrument, judgment, order, writ, decree or contract, statute, rule or regulation to which the Company is subject and a violation of which would have a material adverse effect on the condition, financial or otherwise, or operations of the Company. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not result in any such violation, or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision or an event that results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

        2.9. Financial Statements. The Company has delivered to the Investor its audited financial statements at December 31, 2001 and for the fiscal year then ended (the "Financial Statements"). The Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the period indicated. The Financial Statements fairly present the financial condition and operating results of the Company as of the date, and for the period, indicated therein. Except as set forth in the Financial Statements, the Company has no material liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to December 31, 2001 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements, which, in both cases, individually or in the aggregate, are not material to the financial condition or operating results, of the Company. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with generally accepted accounting principles.

        2.10. Changes. Since December 31, 2001, there has not been:

                (a) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the financial condition or operating results, of the Company;

                (b) any waiver by the Company of a valuable right or of a material debt owed to it; or

                (c) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and that is not material to the assets, properties, financial condition, operating results or business of the Company.

        2.11. Permits. The Company has all franchises, permits, licenses and any similar authority necessary for the conduct of its business, the lack of which could materially and adversely affect the financial condition and operations of the Company. The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

        2.12. Environmental and Safety Laws. The Company is not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and, to its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation.

        2.13. Disclosure. The Company has fully provided Investor with all the information that such Investor has requested for deciding whether to purchase the Series A-1 Preferred Stock. To its knowledge, neither this Agreement (including all the exhibits and schedules hereto) nor any other statements or certificates made or delivered in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading in light of the circumstances under which they were made.

        2.14. Title to Property and Assets. The property and assets the Company owns are owned by the Company free and clear of all mortgages, liens, loans and encumbrances, except (i) as reflected in the Financial Statements, (ii) for statutory liens for the payment of current taxes that are not yet delinquent, and (iii) for liens, encumbrances and security interests that arise in the ordinary course of business and minor defects in title, none of which, individually or in the aggregate, materially impair the Company's ownership or use of such property or assets. With respect to the property and assets it leases, the Company is in material compliance with such leases and, to its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances, subject to clauses (i)-(iii).

        2.15. Filings. The Company has timely filed all reports, registration statements and other documents (the "Filings") required to be filed by it with the SEC under the Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including, without limitation, the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2002, Annual Report on Form 10-K for the fiscal year ended December 31, 2001 and Annual Report to Stockholders for the fiscal year ended December 31, 2001. As of its filing date and as of the date hereof, no such report or statement contained or contains any untrue statement of material fact or omitted or omits to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

3. Representations and Warranties of the Investors. Investor hereby represents, warrants and covenants that:

        3.1. Authorization. Investor has full power and authority to enter into this Agreement and the License Agreement, and each such agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms.

        3.2. Purchase Entirely for Own Account. This Agreement is made with Investor in reliance upon Investor's representation to the Company, which by Investor's execution of this Agreement Investor hereby confirms, that the Series A-1 Preferred Stock to be received by Investor and the Common Stock issuable upon conversion thereof (collectively, the "Securities") will be acquired for investment for Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Investor has no present intention of selling, granting any participation in or otherwise distributing the same. By executing this Agreement, Investor further represents that Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

        3.3. Disclosure of Information. Investor believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the

Series A-1 Preferred Stock. Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Series A-1 Preferred Stock and the business, properties, prospects and financial condition of the Company. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of the Investor to rely thereon.

        3.4. Investment Experience. Investor acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Series A-1 Preferred Stock. If other than an individual, such Investor also represents it has not been organized for the purpose of acquiring the Series A-1 Preferred Stock.

        3.5. Accredited Investor. Investor is an "accredited investor" within the meaning of Securities and Exchange Commission ("SEC") Rule 501 of Regulation D, as presently in effect.

        3.6. Restricted Securities. Investor understands that the Securities it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such Securities may not be resold without registration under the Act. In the absence of an effective registration statement covering the Securities or an available exemption from registration under the Act, the Securities must be held indefinitely. In this connection, such Investor represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act, including without limitation the Rule 144 condition that current information about the Company be available to the public. In addition, except to the extent described in Section 3.9 below, the Series A-1 Preferred is not transferable.

        3.7. Legends. It is understood that the certificates evidencing the Securities may bear one or all of the following legends, provided that paragraph
(b) below shall apply only to the certificates evidencing the Series A-1 Preferred Stock:

                (a) "These securities have not been registered under the Securities Act of 1933, as amended. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act."

                (b) "These securities may not be sold, offered for sale, pledged or hypothecated except to an affiliate of Bausch & Lomb Incorporated."

                (c) Any legend required by any applicable state securities laws.

        3.8. Tax Advisors. Investor has reviewed with Investor's own tax advisors the federal, state and local tax consequences of this investment, where applicable, and the transactions contemplated by this Agreement. Investor is relying solely on such advisors and not on any statements or representations of the Company or any of its agents and understands that Investor (and not the Company) shall be responsible for Investor's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

        3.9. Further Limitations on Disposition. Without in any way limiting the representations set forth above, Investor further agrees not to make any disposition of all or any portion of the Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 3, and:

                (a) The Series A-1 Preferred shall not be transferable by Investor except to an affiliate;

                (b) The Conversion Shares shall not be transferable by Investor, unless:

                        (i) There is then in effect a registration statement
                under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                        (ii) If requested by the Company, Investor shall have
                furnished the Company with an opinion of counsel, reasonably satisfactory to the Company that such disposition will not require registration of such shares under the Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

        3.10. Organization. Investor is a corporation duly organized and validly existing and in good standing under the laws of New York, with all requisite power and authority to own its properties and conduct its business as now being conducted.

        3.11. Compliance with Law. Investor is not a party to any agreement or instrument, or subject to any charter or other corporate restriction or, to its actual knowledge, any judgment, order, decree, law, ordinance, regulation or other governmental restriction which would prevent or impede, or be breached or violated by, the transactions contemplated in this Agreement.

4. Conditions of Investor's Obligations at Closing. The obligations of Investor under subsection 1.1(b) of this Agreement are subject to the fulfillment on or before the Initial Closing and each Subsequent Closing of each of the following conditions, the waiver of which shall not be effective against Investor if Investor does not consent thereto:

        4.1. Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

        4.2. Satisfaction of Triggering Condition. The condition set forth in
Exhibit 1.2 with respect to the purchase at each Closing shall have been met, provided that if all actions otherwise necessary to meet such condition have been taken, and the achievement of such condition is delayed for a period in excess of three months as a result of a documented decision of the Joint Review Committee (as defined in the License Agreement), then the condition shall be deemed to have been satisfied at the time of such decision of the Joint Review Committee.

        4.3. Performance. The License Agreement shall not have been terminated (for any reason), and the Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing, and shall have complied in all material respects with the License Agreement.

        4.4. Compliance Certificate. The Chief Executive Officer of the Company shall deliver to Investor at the Closing a certificate stating that the conditions specified in Sections 4.1 and 4.2 have been fulfilled.

        4.5. Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be duly obtained and effective as of the Closing.

        4.6. Opinion of Counsel. On the Initial Closing, Investor shall have received an opinion of Brobeck, Phleger & Harrison LLP, counsel for the Company in a form reasonably acceptable to Investor.

5. Conditions of the Company's Obligations at Closing. The obligations of the Company to Investor under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by that Investor:

        5.1. Representations and Warranties. The representations and warranties of Investor contained in Section 3 shall be true on and as of the Initial Closing and each Subsequent Closing with the same effect as though such representations and warranties had been made on and as of the date of each Closing.

        5.2. Payment of Purchase Price. The Investor shall have delivered the purchase price specified in Exhibit 1.2 with respect to each such Closing.

        5.3. Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be duly obtained and effective as of the Closing.

        5.4. Satisfaction of Triggering Condition. The condition set forth in
Exhibit 1.2 with respect to the purchase at each Closing shall have been meet, provided that if all actions otherwise necessary to meet such condition have been taken, and the achievement of such condition is delayed for a period in excess of three months as a result of a documented decision of the Joint Review Committee (as defined in the License Agreement), then the condition shall be deemed to have been satisfied at the time of such decision of the Joint Review Committee.

        5.5. Performance. The License Agreement shall not have been terminated (for any reason), and the Investor shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing, and shall have complied in all material respects with the License Agreement.

        5.6. Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be duly obtained and effective as of the Closing.

6. Conversion Rights. Upon termination of the License Agreement by Investor (a) at any time in accordance with Section 19.3 thereof or (b) in accordance with
Section 19.4 thereof prior to the later to occur of January 1, 2004 or completion of the Milestone/Investment Condition identified by letter (b) in
Exhibit 1.2 hereto (an "Investor Termination"), Investor, at Investor's sole option, may convert shares of Series A-1 Preferred Stock into (y) shares of Common Stock and (z), if necessary, exchange shares of Series A-1 Preferred Stock for a promissory note in accordance with Article 7 hereof, in each case upon two (2) business days' written notice (the "Notice") within sixty (60) days following such termination in accordance with the following provisions:

               (i) if Investor elects to convert the Series A-1 Preferred Stock into Common Stock and, if necessary, exchange for a promissory note, all shares of Series A-1 Preferred Stock must be so converted and exchanged so that after one conversion no shares of Series A-1 Preferred Stock will remain outstanding.

               (ii) Shares of Series A-1 Preferred Stock shall be converted first into the aggregate number of shares of Common Stock of the Company that is equal to (A) the aggregate Value of all shares of Series A-1 Preferred Stock divided by (B) the then current Fair Market Value of the Common Stock up to a maximum of 4,300,000 shares of Common Stock, as may be adjusted for stock splits, stock dividends, recapitalizations and the like. Any remaining shares of Series A-1 Preferred Stock which are not so converted shall be redeemed and exchanged for a promissory note of the Company in accordance with Article 7 hereof.

           (c) The "Value" of a share of Series A-1 Preferred Stock for purposes of such conversions shall be the actual purchase price of such share of Series A-1 Preferred Stock, plus accumulated and unpaid dividends (without any interest thereon) on such share of Series A-1 Preferred Stock.

           (d) The "Fair Market Value" of the Company's Common Stock is equal to the average of the closing sales prices for the five trading days immediately preceding the date of the Notice of conversion of the Company's Common Stock on any national securities exchange, or on the National Association of Securities Dealers Automated Quotation System (NASDAQ), or if the Common Stock is not traded on any such market, based on the reasonable opinion of value of an independent investment banker of national reputation reasonably acceptable to Investor and the Company.

7. Exchange of Series A-1 Preferred Stock for Promissory Notes.

           (a) In the event that Investor elects to convert the Series A-1 Preferred Stock into Common Stock pursuant to Section 6 hereof upon an Investor Termination, subject to Section 160 of the Delaware General Corporation Law and other applicable law, all then outstanding shares of Series A-1 Preferred Stock which have not been converted into Common Stock in accordance with Section 6 (the "AVAILABLE SHARES") shall be repurchased and redeemed by the Company by issuing to the holder thereof a promissory note, in the form set forth in
Exhibit 7-A attached hereto, with a principal balance equal to the aggregate Value of the Series A-1 Preferred Stock so redeemed and a rate per annum equal to the Exchanged Share Interest Rate (expressed as a percentage) without compounding. For purposes hereof, the "EXCHANGED SHARE INTEREST RATE" shall be equal to the "prime" rate of interest published by Citibank N.A. for loans to its commercial customers, plus 2.00% per annum.

           (b) The Company, at the Company's sole option, may in the event of a Corporate Change (as defined below), subject to Section 160 of the Delaware General Corporation Law and other applicable law, repurchase and redeem (a "CORPORATE CHANGE REDEMPTION") all then outstanding shares of Series A-1 Preferred Stock by issuing to the holder thereof a promissory note, in the form set forth in Exhibit 7-B attached hereto, with a principal balance equal to the aggregate Value of the Series A-1 Preferred Stock then outstanding and a rate per annum equal to the Corporate Change Redemption Interest Rate (expressed as a percentage) without compounding. For purposes hereof, the "CORPORATE CHANGE REDEMPTION INTEREST RATE" shall be equal to the quotient of: (i) the product of
(a) the aggregate purchase price paid for the Series A-1 Preferred Stock being exchanged for the promissory note and (b) 0.06 over (ii) the aggregate Value of the Series A-1 Preferred Stock being exchanged for the promissory note.

           (c) In the event of a Corporate Change Redemption, all Subsequent Closings that take place after the date of the Corporate Change Redemption will be debt financings in lieu of equity financings. Upon payment of each "INVESTMENT AMOUNT" set forth on Exhibit 1.2 to this Agreement, the Company in lieu of issuing Series A-1 Preferred Stock shall issue to Investor a promissory note, in the form set forth in Exhibit 7-B attached hereto, with a principal balance equal to the "INVESTMENT AMOUNT" bearing interest at a rate of 6% per annum (without compounding).

           (d) Upon the issuance of any promissory notes pursuant to this
Section 7, all provisions in this Agreement and the provisions in the License Agreement relating to the Series A-1 Preferred Stock, preferred stock or equity securities issued to the Investor shall be deemed to refer to the promissory notes and all rights and obligations relating to the Series A-1 Preferred Stock under this Agreement and the License Agreement shall apply to the promissory notes, including but not limited to Section 5.1(b), 5.1(c) and Section 19.5 of the License Agreement pertaining to forfeiture of the equity interests; provided, however, any promissory notes issued pursuant to Section 7(a) shall not be convertible into shares of the Company's Common Stock.

           (e) For purposes of this Agreement, "CORPORATE CHANGE" shall mean (i) any acquisition of the Company by means of merger or other form of corporate reorganization in which outstanding shares of the Company are exchanged for securities or other consideration issued, or caused to be issued, by the acquiring corporation or its subsidiary (other than a mere reincorporation transaction) and pursuant to which the holders of the outstanding voting securities of the Company immediately prior to such merger or other form of corporate reorganization fail to hold equity securities representing a majority of the voting power of the Company or surviving entity immediately following such merger or other form of corporate reorganization or (ii) a sale of all or substantially all of the assets of the Company.

8. Miscellaneous.

        8.1. Survival. The warranties, representations and covenants of the Company and Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investors or the Company. 8.2. Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

        8.3. Governing Law. This Agreement shall be governed by and construed under the laws of the State of New York, without reference to its principles regarding conflicts of laws.

        8.4. Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

        8.5. Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the address as set forth on the signature page hereof or at such other address as such party may designate by ten days advance written notice to the other parties hereto.

        8.6. Expenses. Irrespective of whether the Closing is effected, each party shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement.

        8.7. Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor.

        8.8. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

        8.9. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        8.10. Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

        8.11. Condition Precedent. All obligations of the parties hereunder shall be subject to the receipt by B&L of (i) the written consent of SSP Co. Ltd., copied to B&L, to the sublicense by Licensor to B&L of Licensor's rights under the SSP License (as contained herein) and (ii) a copy of an amendment to the SSP License that requires [***].

[***] INDICATES THAT CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO RULE 24B-2. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

In each case, the form and substance of the documents referred to in (i) and
(ii) above shall be acceptable to B&L, which shall be evidenced by B&L's written acknowledgment to Licensor. If the conditions set forth herein are not achieved on or before [***], this Agreement shall be of no further effect.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.*



                                              INSITE VISION INCORPORATED


                                              By:
                                                 ------------------------------
                                              Name:
                                                   ----------------------------
                                              Title:
                                                    ---------------------------


                                              Address: 965 Atlantic Avenue
                                                       Alameda, CA 94501


                                              INVESTOR


                                              BAUSCH & LOMB INCORPORATED


                                              By:
                                                 ------------------------------
                                              Name:
                                                   ----------------------------
                                              Title:
                                                    ---------------------------


                                              Address: One Bausch & Lomb Place
                                                       Rochester, NY 14604



----------

*  See Section 8.11, Condition Precedent.

[***] INDICATES THAT CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO RULE 24B-2. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   EXHIBIT 1.1


                           CERTIFICATE OF DESIGNATIONS

                                  EXHIBIT 1.2

                        SCHEDULE OF SUBSEQUENT CLOSINGS



                                                                   Number of              Estimated               Investment
Milestones/Investment Conditions for Subsequent Closings:           Shares:                Timing:                 Amount:
---------------------------------------------------------          ---------              ---------              ------------
(a)   [***]                                                                                 Q1 2003                 [***]

(b)   [***]                                                                                 Q4 2003                 [***]


(c)   [***]                                                                                 Q3 2004                 [***]


(d)   [***]                                                                                 Q2 2004                 [***]


(e)   [***]                                                                                 Q1 2005                 [***]


(f)   [***]                                                                                 Q3 2005                 [***]

(g)   [***]                                                                                 Q3 2005                 [***]


(h)   [***]                                                                                 Q2 2006                 [***]

----------

* At each milestone, the following conditions and characteristics of the Product shall continue to be established by valid scientific evidence:

-       [***]

-       [***]

-       [***]

-       [***]


[***] INDICATES THAT CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO RULE 24B-2. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                               EXECUTED VERSION


                                   EXHIBIT 1.3

                                LICENSE AGREEMENT

                                    EXHIBIT 2

                             SCHEDULE OF EXCEPTIONS




                                  NO EXCEPTIONS

                                   EXHIBIT 7-A


                             FORM OF PROMISSORY NOTE

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY OTHER APPLICABLE SECURITIES LAWS. IT MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNDER CIRCUMSTANCES THAT WOULD RESULT IN A VIOLATION OF THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 OR SUCH OTHER LAWS.


$[_______________]                                         Dated: _____________


        FOR VALUE RECEIVED, the undersigned, Insite Vision Incorporated (the "Borrower"), HEREBY UNCONDITIONALLY PROMISES TO PAY to the order of [______________] (the "Lender"), the principal sum of [______________________]
DOLLARS ($_______________) (the "Loan"). This Promissory Note is a demand note and the outstanding principal amount of the Loan shall be due and payable on the Business Day following demand on any date after five years following the date hereof by the Lender (the "Maturity Date").

        The Borrower further promises to pay interest on the outstanding principal amount of this Promissory Note from the date hereof until maturity, in arrears, on the Maturity Date, at a rate per annum equal to [_____]% without compounding. All computations of interest shall be made on the basis of a year of 365 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable.

        All payments hereunder shall be made in lawful money of the United States of America and in same day or immediately available funds, to the Lender, at One Bausch & Lomb Place, Rochester, New York 14604, or at such other place or to such account as the Lender from time to time shall designate in a written notice to the Borrower.

        Whenever any payment hereunder shall be stated to be due, or whenever any interest payment date or any other date specified hereunder would otherwise occur, on a day other than a Business Day (as defined below), then such payment shall be made, and such interest payment date or other date shall occur, on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest hereunder. As used herein, "Business Day" means a day (i) other than Saturday or Sunday, and (ii) on which commercial banks are open for business in San Francisco, California.

        Anything herein to the contrary notwithstanding, if during any period for which interest is computed hereunder, the amount of interest computed on the basis provided for in this Promissory Note, together with all fees, charges and other payments which are treated as interest under applicable law, as provided for herein or in any other document executed in connection herewith, would exceed the amount of such interest computed on the basis of the Highest Lawful Rate, the Borrower shall not be obligated to pay, and the Lender shall not be entitled to charge, collect, receive, reserve or take, interest in excess of the Highest Lawful Rate, and during any such period the interest payable hereunder shall be computed on the basis of the Highest Lawful Rate. As used herein, "Highest Lawful Rate" means the maximum non-usurious rate of interest, as in effect from time to time, which may be charged, contracted for, reserved, received or collected by the Lender in connection with this Promissory Note under applicable law.

        The Borrower may prepay the outstanding amount hereof in whole or in part at any time, without premium or penalty. Together with any such prepayment the Borrower shall pay accrued interest on the amount prepaid.

        The Lender shall have all rights and remedies provided for at law, in equity and by agreement of the parties.

        The Borrower agrees to pay on demand all the losses, costs, and expenses (including, without limitation, attorneys' fees and disbursements) which the Lender incurs in connection with enforcement or attempted enforcement of this Promissory Note, or the protection or preservation of the Lender's rights under this Promissory Note, whether by judicial proceedings or otherwise. Such costs and expenses include, without limitation, those incurred in connection with any workout or refinancing, or any bankruptcy, insolvency, liquidation or similar proceedings.

        The Borrower hereby waives diligence, demand, presentment, protest or further notice of any kind. The Borrower agrees to make all payments under this Promissory Note without setoff or deduction and regardless of any counterclaim or defense.

        No single or partial exercise of any power under this Promissory Note shall preclude any other or further exercise of such power or exercise of any other power. No delay or omission on the part of the Lender in exercising any right under this Promissory Note shall operate as a waiver of such right or any other right hereunder.

        This Promissory Note shall be binding on the Borrower and its successors and assigns, and shall be binding upon and inure to the benefit of the Lender, any future holder of this Promissory Note and their respective successors and assigns. Neither party may assign or transfer this Promissory Note or any of its obligations hereunder without the other party's prior written consent.

        THIS PROMISSORY NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH NEW YORK LAW.


                                           INSITE VISION INCORPORATED


                                           By
                                             ----------------------------------
                                             Title:


                                           Address:

                                           ------------------------------------
                                           ------------------------------------
                                           ------------------------------------

                                   EXHIBIT 7-B


                       FORM OF CONVERTIBLE PROMISSORY NOTE


THIS NOTE AND THE COMMON STOCK ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY OTHER APPLICABLE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNDER CIRCUMSTANCES THAT WOULD RESULT IN A VIOLATION OF THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 OR SUCH OTHER LAWS.


$[_______________]                                         Dated: _____________


        FOR VALUE RECEIVED, the undersigned, Insite Vision Incorporated (the "Borrower"), HEREBY UNCONDITIONALLY PROMISES TO PAY to the order of [______________] (the "Lender"), the principal sum of [______________________]
DOLLARS ($_______________) (the "Loan"). This Promissory Note is a demand note and the outstanding principal amount of the Loan shall be due and payable on the Business Day following the date of termination of the ISV-403 Technology License Agreement, dated July ___, 2002 (the "License Agreement") between the Borrower and Bausch & Lomb Incorporated pursuant to Section 19 thereof (the "Maturity Date") unless earlier converted into shares of capital stock or other securities of Borrower as set forth herein and in the License Agreement.

        The Borrower further promises to pay interest on the outstanding principal amount of this Promissory Note from the date hereof until maturity, in arrears, on the Maturity Date, unless earlier converted into shares of capital stock of Borrower, at a rate per annum equal to [_____]% without compounding. All computations of interest shall be made on the basis of a year of 365 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable.

        Unless earlier converted into shares of capital stock of Borrower, all payments hereunder shall be made in lawful money of the United States of America and in same day or immediately available funds, to the Lender, at One Bausch & Lomb Place, Rochester, New York 14604, or at such other place or to such account as the Lender from time to time shall designate in a written notice to the Borrower.

        Whenever any payment hereunder shall be stated to be due, or whenever any interest payment date or any other date specified hereunder would otherwise occur, on a day other than a Business Day (as defined below), then such payment shall be made, and such interest payment date or other date shall occur, on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest hereunder. As used herein, "Business Day" means a day (i) other than Saturday or Sunday, and (ii) on which commercial banks are open for business in San Francisco, California.

        Anything herein to the contrary notwithstanding, if during any period for which interest is computed hereunder, the amount of interest computed on the basis provided for in this Promissory Note, together with all fees, charges and other payments which are treated as interest under applicable law, as provided for herein or in any other document executed in connection herewith, would exceed the amount of such interest computed on the basis of the Highest Lawful Rate, the Borrower shall not be obligated to pay, and the Lender shall not be entitled to charge, collect, receive, reserve or take, interest in excess of the Highest Lawful Rate, and during any such period the interest payable hereunder shall be computed on the basis of the Highest Lawful Rate. As used herein, "Highest Lawful Rate" means the maximum non-usurious rate of interest, as in effect from time to time, which may be charged, contracted for, reserved, received or collected by the Lender in connection with this Promissory Note under applicable law.

        At the sole option of the Borrower, any portion of the outstanding principal balance plus any portion of accrued and unpaid interest on this Promissory Note may be converted into shares of the Borrower's common stock (the "Common Stock"). The number of shares of Borrower's Common Stock into which amounts due under this Promissory Note shall be converted shall be equal to the quotient obtained by dividing (a) the aggregate outstanding principal balance that is being converted, plus any accrued and unpaid interest being converted on the date of conversion by (b) the then current Fair Market Value of the Common Stock. Notwithstanding the foregoing, in no event shall Borrower be entitled to convert any portion of the principal balance outstanding or any portion of accrued and unpaid interest on this Promissory Note if such conversion (together with any prior conversions pursuant to this Promissory Note or any other Promissory Note issued pursuant to the Agreement (as defined below)) would cause the issuance of more than 4,300,000 shares of Common Stock, as may be adjusted for stock splits, stock dividends, recapitalizations and the like. The "FAIR MARKET VALUE" of the Borrower's Common Stock is equal to the average of the closing sales prices for the five trading days immediately preceding the date of notice of conversion of the Borrower's Common Stock on any national securities exchange, or on the National Association of Securities Dealers Automated Quotation System (NASDAQ), or if the Common Stock is not traded on any such market, based on the reasonable opinion of value of an independent investment banker of national reputation reasonably acceptable to Lender and the Borrower.

        The Borrower may prepay the outstanding amount hereof in whole or in part at any time, without premium or penalty. Together with any such prepayment the Borrower shall pay accrued interest on the amount prepaid.

        All provisions in (a) the preferred stock purchase agreement (the "Agreement") by and among the Borrower and Bausch & Lomb Incorporated ("B&L"); and (b) the ISV-403 Technology License Agreement (the "License Agreement") by and among Borrower and B&L relating to the Series A-1 Preferred Stock, preferred stock or equity securities issued to B&L shall be deemed to refer to this promissory note and all rights and obligations relating to the Series A-1 Preferred Stock, preferred stock or equity securities issued to B&L shall apply to this promissory note, including but not limited to Section 5.1(b), 5.1(c) and Section 19.5 of the License Agreement pertaining to forfeiture of the equity interests.

        The Lender shall have all rights and remedies provided for at law, in equity and by agreement of the parties.

        The Borrower agrees to pay on demand all the losses, costs, and expenses (including, without limitation, attorneys' fees and disbursements) which the Lender incurs in connection with enforcement or attempted enforcement of this Promissory Note, or the protection or preservation of the Lender's rights under this Promissory Note, whether by judicial proceedings or otherwise. Such costs and expenses include, without limitation, those incurred in connection with any workout or refinancing, or any bankruptcy, insolvency, liquidation or similar proceedings.

        The Borrower hereby waives diligence, demand, presentment, protest or further notice of any kind. The Borrower agrees to make all payments under this Promissory Note without setoff or deduction and regardless of any counterclaim or defense.

        If the Common Stock issuable upon conversion of this Promissory Note shall be changed into the same or a different number of shares of any other class or classes of stock, or into any other property whether by recapitalization, reclassification, reorganization or otherwise (other than a subdivision or combination of shares) in any such event the Promissory Note shall thereafter be convertible into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification, reorganization or other change by holders of the maximum number of shares of Common Stock into which this Promissory Note could have been converted immediately prior to such recapitalization, reclassification or change.

        No single or partial exercise of any power under this Promissory Note shall preclude any other or further exercise of such power or exercise of any other power. No delay or omission on the part of the Lender in exercising any right under this Promissory Note shall operate as a waiver of such right or any other right hereunder.

        This Promissory Note shall be binding on the Borrower and its successors and assigns, and shall be binding upon and inure to the benefit of the Lender, any future holder of this Promissory Note and their respective successors and assigns. Neither party may assign or transfer this Promissory Note or any of its obligations hereunder without the other party's prior written consent.

        THIS PROMISSORY NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH NEW YORK LAW.


                                           INSITE VISION INCORPORATED


                                           By
                                             ----------------------------------
                                             Title:


                                           Address:


                                           ------------------------------------

                                           ------------------------------------

                                           ------------------------------------